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                                                                    Exhibit 99.3

                                                           EXECUTION COPY

                               SECURITY AGREEMENT

         THIS SECURITY AGREEMENT (this "AGREEMENT") is executed by NUMEREX CORP. ("NUMEREX"), NUMEREX INVESTMENT CORP. ("NI"), NUMEREX SOLUTIONS LLC ("NS"), DCX SYSTEMS, INC. ("DCX"), BNI SOLUTIONS LLC ("BNI"), BROADBAND NETWORKS, INC. ("BROADBAND"), MOBILE GUARDIAN LLC ("MG"), DATA1SOURCE LLC ("DATA1SOURCE"), CELLEMETRY LLC ("CELLEMETRY") and UPLINK SECURITY, INC. ("UPLINK" and, collectively with NI, NS, DCX, BNI, Broadband, MG, Cellemetry and Uplink, the "SUBSIDIARIES", and the Subsidiaries together with Numerex, "DEBTORS") in favor of BELLSOUTH PERSONAL COMMUNICATIONS, LLC, a wholly owned subsidiary of CINGULAR WIRELESS LLC ("SECURED PARTY").

         For good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged:

     1. SECURITY INTEREST. Except as set forth in this SECTION 1, each of the Debtors hereby grants, assigns, transfers, pledges and conveys to Secured Party, a present and continuing security interest in and lien on all now existing or hereafter arising rights, titles and interests of Debtors in, to or under any and all of their respective assets, including all inventory, machinery, equipment, accounts, contract rights and general intangibles (the "DEBTORS' ASSETS"), and Numerex and NI hereby grant, assign, transfer, pledge and conveys to Secured Party all stock certificates and membership units of the Subsidiaries owned by Numerex and NI in the Subsidiaries (the "PLEDGED SHARES"), in each case together with all substitutions, replacements, products and proceeds of each of the foregoing (including cash and non-cash) (collectively, the "PROCEEDS"; Debtors' Assets, Pledged Shares and the Proceeds are hereinafter referred to collectively as the "COLLATERAL"). Numerex and Secured Party each acknowledge and agree that the Collateral hereunder shall not include any of the assets or stock certificates of Numerex's subsidiary, Digilog, Inc., a Pennsylvania corporation.

     2. SECURED LIABILITIES. This Agreement and the security interest and lien granted hereby to Secured Party secures the payment of all obligations of Numerex to Secured Party arising under that certain Secured Promissory Note of even date herewith (the "NOTE"), executed and issued by Numerex in favor of Secured Party (the "OBLIGATIONS").

     3. REPRESENTATIONS, WARRANTIES, COVENANTS AND AGREEMENTS OF DEBTORs. Each of the Debtors hereby represents, warrants, covenants and agrees that:
         (A) it is a corporation or

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         a limited liability company, as applicable, duly organized, validly existing and in good standing under the laws of the state of its incorporation or formation; (B) it has all requisite corporate or limited liability company, as applicable, power and authority, and has obtained all approvals and consents necessary, to execute, deliver and perform this Agreement; (C) the execution, delivery and performance of this Agreement have been duly authorized by all requisite corporate or limited liability company action, as applicable, on its part; (D) this Agreement constitute its valid, legal and binding obligation and is enforceable against it in accordance with the terms hereof and grants to Secured Party a valid and enforceable security interest in or other lien in the Collateral; (E) it has good and marketable title to the respective Collateral owned or leased by it (or in the case of any after-acquired Collateral, it will have good and marketable title to the respective Collateral owned or leased by it at the time it acquires rights in such Collateral); (F) except for the security interest and lien granted hereby in favor of Secured Party by Debtors, it is, or to the extent of any Collateral acquired after the date hereof, will be, the owner or holder of the Collateral free from any adverse lien, security interest or encumbrances except liens, security interests or encumbrances that are expressly subordinate to the rights of Secured Party; (G) any and all records concerning the respective Collateral owned or leased by it will be kept at its principal address indicated below; (H) all records with respect to the Collateral at any time furnished by it to Secured Party are and will be true and correct as of the date furnished; (I) it hereby authorizes Secured Party to file UCC Financial Statements evidencing the security interest and lien granted by it hereby; (J) all risk of loss of the Collateral shall at all time be and remain upon it irrespective of whether such Collateral is then in its or Secured Party's possession; (K) it shall do all acts that may be necessary to maintain, preserve and protect the respective Collateral owned or leased by it, including appear in and defend any action or proceeding that may adversely affect its title to or Secured Party's interest in the Collateral; (L) it shall not use or permit any Collateral owned or leased by it to be used in violation of any applicable law, rule, or regulation or any provision of this Agreement, the Stock Purchase Agreement or the Note; (M) it shall pay promptly when due all taxes, assessments, charges and liens now or hereafter imposed upon or affecting the Collateral owned or leased by it; (N) it shall not sell, encumber, lease, rent or otherwise dispose of or transfer any Collateral owned or leased by it, or any right or interest therein, except as expressly provided in SECTION 4 below; (N) upon the occurrence and during the continuance of an Event of Default (as defined below), Numerex shall reimburse Secured Party upon demand for all costs and expense, including, without limitation, reasonable attorneys' fees and disbursements, Secured Party may now or hereafter incur while exercising or enforcing any right, power or remedy provided to Secured Party by this Agreement or by law, all of which costs and expenses shall constitute part of the Obligations secured hereunder;
         (O) upon request of Secured Party, it will do all acts and things, and will execute all instruments (including security agreement, financing statements, amendments, statements of change, etc.) necessary under applicable law to establish, maintain and continue Secured Party's perfected security interest in the Collateral; and (P) it will immediately give written notice to Secured Party of any change in its name, state of incorporation or principal place of business.

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     4.  ADMINISTRATION OF COLLATERAL. Unless and until an Event of Default shall have occurred and be continuing, each Debtor may manage, collect and administer the Collateral (including, without limitation, voting its interests in the Pledged Shares, and collecting and retaining all dividends and distributions made in respect thereof) only in the ordinary course of its business, and consistent with its past practices and covenants and obligations hereunder. Provided that no Event of Default has occurred, in no event shall any Debtor have a right to sell, transfer, assign, convey or otherwise dispose of (a "SALE") any of the Collateral owned or leased by it without prior written consent of Secured Party, which consent could not be unreasonably withheld. Notwithstanding the foregoing and subject to the requirements below, Secured Party hereby consents to (i) a Sale by Numerex of all of its ownership interest in DCX, BNI, Broadband and Data1Source, and (ii) a Sale by DCX, BNI and Data1Source of all of their respective assets, in each case in any one or more transactions (individually, an "INDIVIDUAL PERMITTED SALE", and collectively, the "PERMITTED SALE"), provided that the consideration received by Numerex or any other Debtor as a result of each Individual Permitted Sale is paid in cash. To the extent any Individual Permitted Sale is proposed which includes any consideration other than cash, such Individual Permitted Sale will require the consent of the Secured Party, which consent will not be unreasonably withheld; provided, however, that Secured Party shall retain a security interest in the proceeds of any such Sale regardless of the type of consideration received thereunder. The Permitted Sale shall also be subject to the mandatory prepayment provisions contained in the Note.

     5. PERFORMANCE OF DEBTORS' OBLIGATIONS. Upon occurrence or during the continuance of an Event of Default, in addition to and not in limitation of all the rights under SECTION 7 below, Secured Party may, at its sole discretion, take any action that is necessary for the maintenance or preservation of any of the Collateral or its interest therein.

     6. EVENT OF DEFAULT. An "EVENT OF DEFAULT" shall mean (A) each Event of Default under the Note; (B) material breach by any Debtor of any representation or warranty made by it in SECTION 3 of this Agreement;
         (C) failure of any Debtor to perform or comply with, in any material respect, any of its covenants set forth in SECTION 3 of this Agreement, which failure is not cured within twenty (20) days of the giving by Secured Party to such Debtor of written notice of same; (D) failure of any Debtor to perform and comply with any other covenants set forth in this Agreement, including covenants in SECTION 4; or (E) if all or any material portion of the Collateral is seized or levied upon or a receiver or other custodian is appointed for it.

     7. REMEDIES UPON DEFAULT. If an Event of Default shall occur and be continuing, then Secured Party may: (A) declare any or all of the Obligations to be immediately due and payable and foreclose or otherwise enforce Secured Party's security interest in or other lien hereunder on any or all of the Collateral in any manner permitted by law or provided for in this Agreement; (B) sell or otherwise dispose of any of the Collateral; (C) demand that any Debtor assemble the records relating to the Collateral owned by it and make them available to Secured Party at a place designated by Secured Party which is reasonably convenient for Secured Party and such Debtor; (D) instruct any Debtor in writing to deliver to Secured Party, upon such Debtor's receipt thereof, all cash, checks,

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         drafts, chattel paper and other instruments in writing for the payment of money (properly endorsed, where required, so that such items may be collected by Secured Party) that are thereafter received by such Debtor in full or partial payment or otherwise as proceeds of any of the Collateral; (E) collect all accounts receivable, including, without limitation, notifying the account debtors in its name or in the name of any Debtor, as its attorney-in-fact, to make payments directly to Secured Party; and (F) exercise all other rights of a secured party under the UCC (as defined below).

     8. EXPENSES INCURRED BY SECURED PARTY. In the Secured Party's reasonable discretion, if any Debtor fails to do so, the Secured Party may discharge taxes and other encumbrances at any time levied or placed on any of the Collateral, maintain any of the Collateral and pay any necessary filing fees or insurance premiums. Numerex agrees to reimburse the Secured Party on demand for all expenditures so made. The Secured Party shall have no obligation to Debtors or any other person to make any such expenditures, nor shall the making thereof be construed as a waiver or cure of any Event of Default.

     9. SURETYSHIP WAIVERS BY DEBTORS. The Debtors waive demand, notice, protest, notice of acceptance of this Agreement, notice of loans made, credit extended, Collateral received or delivered or other action taken in reliance hereon and all other demands an notices of each description. With respect to both the Obligations and the Collateral, the Debtors assent to any extension or postponement of the time of payment or any other indulgence, to any substitution, exchange or release of or failure to perfect any security interest in any Collateral, to the addition or release of any party or person primarily or secondarily liable, to the acceptance of partial payment thereon and the settlement, compromising or adjusting of any thereof, all in such manner and at such time or times as the Secured Party may deem advisable. The Secured Party, to the extent allowed by law, shall have no duty as to the collection or protection of the Collateral or any income therefrom, the preservation of rights against prior parties, or the preservation of any rights pertaining thereto. The Debtors further waive any and all other suretyship defenses.

     10. PROCEEDS OF DISPOSITIONS; EXPENSES. Upon the occurrence and during the continuance of an Event of Default, the Debtors agree to pay to Secured Party on demand any and all expenses, including reasonable attorneys' fees and disbursements, incurred or paid by the Secured Party in protecting, preserving or enforcing the Secured Party's rights and remedies under or in respect of any of the Obligations or any of the Collateral. After deducting all of said expenses, the residue of any proceeds of collection or sale or other disposition of Collateral shall, to the extent actually received in cash, be applied to the payment of the Obligations in such order or preference as Secured Party may determine. Upon the final payment and satisfaction in full of all of the Obligations and after making any payments required by Sections 9-608(a)(1)(C) or 9-615(a)(3) of the Uniform Commercial Code of the State of Georgia, any excess shall be returned to the Debtors. In the absence of final payment and satisfaction in full of all of the Obligations, the Debtors shall remain liable for any deficiency.

     11. NOTICE OF INTENDED DISPOSITION. If any notification of intended disposition of any Collateral is required by law, reasonable notification shall be deemed given if written

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         notice is either given by express courier or deposited in the U.S.
         Mail, certified postage prepaid, addressed to Debtors and such other persons or entities as Secured Party deems to be appropriate, stating the time and place of any public sale or the time after which any private sale or disposition is to be made, at least twenty (20) days prior thereto.

     12. MISCELLANEOUS. (A) This Agreement may be executed simultaneously in two or more counterparts, each of which shall be deemed to be an original, but all of which together shall constitute one agreement; (B) this Agreement shall in all respects be construed in accordance with and governed by the laws of the state of Georgia without regard to the conflicts of laws principles thereof; (C) the captions of the sections of this Agreement are inserted for convenience only and shall not be deemed to constitute a part hereof or used in construing the intent of the parties; (D) if any part of any provision of this Agreement shall be invalid or unenforceable under applicable law, said part shall be ineffective to the extent of such invalidity only, without in any way effecting the remaining parts of said provision or the remaining provisions; (E) this Agreement shall not be modified or amended except in writing signed by each of the parties hereto; (F) this Agreement shall bind and inure to the benefit of the parties, their successors, legal representatives, heirs and, where permitted, assigns; (G) this Agreement may be executed in any number of counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same instrument; (H) TIME IS OF THE ESSENCE; (I) any waiver, forbearance or delay by Secured Party in exercising any of its right, powers or remedies hereunder shall not preclude the further exercise thereof, and every right, power or remedy of Secured Party hereunder shall continue in full force and effect until such right, power or remedy is specifically waived in writing executed by Secured Party; (J) this Agreement, the Note and the Stock Purchase Agreement contain the entire agreement between Secured Party and Debtors with respect to the Collateral and the Obligations and supersedes all prior agreements, commitments, understandings, negotiations or correspondence between them with respect thereto; (K) the rights, powers and remedies of Secured Party under this Agreement shall be in addition to and not in limitation of all other rights, powers or remedies given to Secured Party by applicable law and the Note, all of which rights, powers, and remedies shall be cumulative and may be exercised successively or concurrently without impairing Secured Party's security interest in or other lien on any of the Collateral;
         (L) Secured Party may assign or transfer this Agreement, but this Agreement shall not be assignable or transferable, in whole or in part, by any Debtor without the prior written consent of Secured Party; (M) all notices or communications shall be given to Debtors at the addresses set forth below following the caption "Principal Address" and shall be given to Secured Party at the address set forth below following the caption "Address of Secured Party"; and (N) unless otherwise specifically provided herein to the contrary, such written notices and communications shall be delivered by facsimile, email, and hand or overnight courier service, or mailed, postage prepaid, addressed to the parties hereto at the addresses referred to above in subsection (M) or to such other addresses as any party may designate to the other party by a written notice given in accordance with the provisions hereof. Any written notice delivered by facsimile or email shall be deemed given upon transmission. Any notice delivered by hand or by overnight courier service shall be deemed given or received

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         upon receipt. As used herein, the "UCC" shall mean the Uniform
         Commercial Code, as enacted in the State of Georgia, and as amended from time to time. Capitalized terms used but not defined herein (including, without limitation, the descriptions of the Collateral in SECTION 1 hereof) shall have the meanings given to them in the UCC.

     13. JURY WAIVER. EACH OF THE DEBTORS AND SECURED PARTY HEREBY KNOWINGLY, VOLUNTARILY, INTENTIONALLY AND IRREVOCABLY WAIVE TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, THE RIGHT ANY OF THE PARTIES MAY HAVE TO A TRIAL BY JURY IN RESPECT TO ANY LITIGATION, WHETHER IN CONTRACT OR TORT, AT LAW OR IN EQUITY, BASED HEREON, OR ARISING OUT OF, UNDER OR IN CONNECTION WITH THIS AGREEMENT, THE COLLATERAL, THE OBLIGATIONS SECURED HEREBY, AND ANY OTHER DOCUMENT OR INSTRUMENT CONTEMPLATED TO BE EXECUTED IN CONJUNCTION HEREWITH, OR ANY COURSE OF CONDUCT, COURSE OF DEALING, STATEMENTS (WHETHER VERBAL OR WRITTEN) OR ACTIONS OF ANY PARTY HERETO. THIS PROVISION IS A MATERIAL INDUCEMENT FOR SECURED PARTY ENTERING INTO THIS AGREEMENT. FURTHER, EACH DEBTOR HEREBY CERTIFIES THAT NO REPRESENTATIVE OR AGENT OF SECURED PARTY, NOR SECURED PARTY'S COUNSEL, HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SECURED PARTY WOULD NOT, IN THE EVEN OF SUCH LITIGATION, SEEK TO ENFORCE THIS WAIVER OF RIGHT TO JURY TRIAL PROVISIONS. NO REPRESENTATIVE OR AGENT OF SECURED PARTY NOR SECURED PARTY'S COUNSEL HAS THE AUTHORITY TO WAIVE, CONDITION, OR MODIFY THIS PROVISION.

     EACH DEBTOR EXPRESSLY AND IRREVOCABLY CONSENTS THAT ANY LEGAL ACTION OR PROCEEDING AGAINST IT UNDER, ARISING OUT OF, OR IN ANY MANNER RELATING TO THIS AGREEMENT SHALL BE BROUGHT IN THE STATE OR DISTRICT COURTS OF THE STATE OF GEORGIA. EACH DEBTOR, BY ITS EXECUTION AND DELIVERY OF THIS AGREEMENT, EXPRESSLY AND IRREVOCABLY CONSENTS AND SUBMITS TO THE PERSONAL JURISDICTION OF ANY OF SUCH COURTS IN ANY SUCH ACTION OR PROCEEDING AND HEREBY EXPRESSLY AND IRREVOCABLY WAIVES ANY CLAIM OR DEFENSE IN ANY SUCH ACTION OR PROCEEDING BASED ON ANY ALLEGED LACK OF PERSONAL JURISDICTION, IMPROPER VENUE OR FORUM NON CONVENIENS OR ANY SIMILAR BASIS.

                  IN WITNESS WHEREOF, this Agreement has been signed, sealed, and delivered by each Debtor on this 28th day of March, 2003.

                                    NUMEREX CORP.

                                    By: /s/ Stratton J. Nicolaides
                                        ----------------------------------------
                                    Name: Stratton J. Nicolaides
                                    Title: Chairman and Chief Executive Officer

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                                    NUMEREX INVESTMENT CORP.

                                    By: /s/ Stratton J. Nicolaides
                                        ----------------------------------------
                                    Name: Stratton J. Nicolaides
                                    Title: President

                                    BNI SOLUTIONS LLC

                                    By: /s/ Stratton J. Nicolaides
                                        ----------------------------------------
                                    Name: Stratton J. Nicolaides
                                    Title: President

                                    DCX SYSTEMS, INC.

                                    By: /s/ Stratton J. Nicolaides
                                        ----------------------------------------
                                    Name: Stratton J. Nicolaides
                                    Title: President

                                    NUMEREX SOLUTIONS, LLC

                                    By: /s/ Stratton J. Nicolaides
                                        ----------------------------------------
                                    Name: Stratton J. Nicolaides
                                    Title: President

                                    BROADBAND NETWORKS, INC.

                                    By: /s/ Stratton J. Nicolaides
                                        ----------------------------------------
                                    Name: Stratton J. Nicolaides
                                    Title: President

                                    MOBILE GUARDIAN LLC

                                    By: /s/ Stratton J. Nicolaides
                                        ----------------------------------------
                                    Name: Stratton J. Nicolaides
                                    Title: President

                                    DATA1SOURCE LLC

                                    By: /s/ Stratton J. Nicolaides
                                        ----------------------------------------
                                    Name: Stratton J. Nicolaides
                                    Title: President

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                                    CELLEMETRY LLC

                                    By: /s/ Stratton J. Nicolaides
                                        ----------------------------------------
                                    Name: Stratton J. Nicolaides
                                    Title: President

                                    UPLINK SECURITY, INC.

                                    By: /s/ Stratton J. Nicolaides
                                        ----------------------------------------
                                    Name: Stratton J. Nicolaides
                                    Title: President

Principal Address of Numerex:
1600 Parkway Circle
Suite 200
Atlanta, GA 30339

Principal Address of each of the Subsidiaries:
BNI Solutions LLC                                   Numerex Solutions, LLC
2820 E. College Ave.                                1600 Parkwood Circle
Suite B                                             Suite 200
State College, PA 16801-7548                        Atlanta, Georgia 30339-2119

Uplink Security, Inc.                               DCX Systems, Inc.
1600 Parkwood Circle                                2360 Maryland Road
Suite 200                                           Willow Grove, PA 19090
Atlanta, Georgia 30339-2119

Broadband Networks, Inc.                            Mobile Guardian LLC
2820 E. College Ave.                                1600 Parkwood Circle
Suite B                                             Suite 200
State College, PA 16801-7548                        Atlanta, Georgia 30339-2119

Data1Source LLC                                     Numerex Investment Corp.
1600 Parkwood Circle                                1600 Parkwood Circle
Suite 200                                           Suite 200
Atlanta, Georgia 30339-2119                         Atlanta, Georgia 30339-2119

Cellemetry LLC
1600 Parkwood Circle
Suite 200
Atlanta, Georgia 30339-2119

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Address of Secured Party:
5565 Glenridge Connector
Suite 2000
Atlanta, Georgia 30342
Facsimile No. 404-236-6324